You don't have to be XL to EXCEL.

When it comes to choosing a business partner, it's not about **size**.
It's about **capabilities**.

SYNTEL
Consider IT Done®

Application Lifecycle Management • Enterprise Solutions • Knowledge Process Outsourcing • Infrastructure Management • Testing • Analytics • Cloud • Mobility

Exhibit 99.1

Agenda: December 10, 2013

Time Session Speaker
1:55 PM
Welcome/Introductions
Zaineb Bokhari
VP, Finance & Head of Investor Relations
2:00 PM Chairman’s Welcome
Bharat Desai
Chairman and Co-Founder
2:10 PM Business Overview
Prashant Ranade
CEO and President
2:25PM Operations Overview
Rakesh Khanna
Chief Operating Officer
2:40 PM Growth Strategy for North America
Nitin Rakesh
President, Americas
2:55 PM BREAK
3:10 PM
Banking and Financial Services
VS Raj
SVP, Banking and Financial Services
3:25 PM Healthcare & Life Sciences
Murli Reddy
SVP, Healthcare & Life Sciences
3:40 PM
Insurance
Anil Jain,
SVP, Insurance
3:55 PM Retail, Logistics & Telecom
Raja Ray,
SVP, Retail, Logistics and Telecom
4:10 PM Strategic Offerings Group
Chetan Manjarekar,
VP, Strategic Offerings Group
4:25 PM BREAK
4:30 PM Q&A – Management Panel Syntel Management Team
5:00 PM Event Concludes

You don't have to be XL to Excel

SYNTEL

Consider IT Done®

Chairman’s Welcome Bharat Desai Chairman & Co-Founder

Client Future State: The Digital Enterprise – Implications for IT ALWAYS ON STATELESSNESS INFINITE SCALABILITY RELIABILITY LOW COST UBIQUITOUS ACCESS 4

Digital
Enterprise
MANAGE
MIGRATE
MODERNIZE

SYNTEL

You don't have to be XL
to Excel

Enabling the Digital Enterprise: Legacy to
Modernization Journey

MANAGE
MIGRATE
X86 Based
Cloud Backbone
for the Digital
Enterprise
Application
Transformation
LEGACY
Infrastructure
Transformation
MODERNIZE
End User
Experience
Transformation

MANAGE
MIGRATE
MODERNIZE

$$$ Economic Surplus
$$$ Economic Surplus
New/ Upgrade Infrastructure (CAPEX)
New/ Upgrade Infrastructure

Syntel MIII™: Value to Client

Reduce “MANAGE” spend
Integrated “MIGRATE” solution for infrastructure and applications
Generate economic surplus to fund “MODERNIZE” to drive business agility
Infrastructure
Management
(OPEX)
Infrastructure
Infrastructure
Management
65% Savings*
Application
Development
(CAPEX)
Application
Management
(OPEX)
Application
Application
Development
Application
Management
30% Savings*
* Savings for illustration purposes only
Software Licenses
PaaS - Reusable Components
Test Automation and Factory
Managed Services for Application Management
Hardware
Virtualization
Orchestration
Managed Services for Infrastructure Management

You don't have to be **XL** to **Excel**

SYNTEL
Consider IT Done®

Business Overview Prashant Ranade President & CEO

Market Trends & Opportunities for Syntel

Digital
Enterprise
Competing
Ecosystems
Globalization
Secular Trend
Cloud Enablement
Enterprise Mobility
Big Data Analytics
Social Media Collaboration
Strategic Client Relationships
Partner to Grow Collaborate
to Win
Differentiate on Performance
Proven Delivery Model
Adapt to Changes
– New Technologies
– Multi Skilling
– Agile

Syntel Growth (YoY)
Accounts 3-30 Growth (YoY)
30%
25%
20%
15%
10%
5%
0%
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313

SYNTEL
9
You don't have to be XL to Excel

Growth Drivers: 2014 and Beyond
Top 2
– Growth Foundation
– Broad Engagement
– Anchor Accounts
Accounts 3 to 30
– Strategic Relationships
– Proven Performance
– Untapped Potential
New Accounts
– Future Growth Drivers
– Channel Traction

SyntelOvation

SYNTEL

You don't have to be XL to Excel

Differentiating on Performance

5 Focus Verticals
Blue Chip
Enterprise Clients
Long Term
Partnerships
Domain Expertise
Industry Solutions
Business Value
Focus
Quality
Delivery Execution
People
Infrastructure
LEAN
New Services
IP Assets: Tools,
Frameworks,
Methodologies &
Accelerators
“Customer for
Life”
Philosophy
Integrated
Technology &
Operations
Operational
Excellence

HBR.ORG
Harvard Business Review
APRIL 2013
Spotlight
When TED Lost Control of TEDx
Nilofer Merchant
The HBR Interview
Sheryl Sandberg on Women and Power
The Big Idea
Innovation Risk: Make Smarter Decisions
Robert C. Merton
WE STUDIED 25,453 COMPANIES OVER 44 YEARS TO FIND
the 3
RULES FOR SUCCESS
BY MICHAEL E. RAYNOR AND MUMTAZ AHMED PAGE 108

we examined, barely 12% met our criteria, even for Long Runner status.)

Exceptional companies, it turns out, come in all shapes and sizes. 3M, with its legendary innovation and thousands of products in commercial and industrial markets, made the list, but so did WD-40—a company built on a single, unpatented product that was designed to prevent corrosion on nuclear missiles and has since become most famous as the bane of squeaky hinges. The globally ubiquitous McDonald's proved to be exceptional, but so did Luby's, a cafeteria chain, when it had only 43 locations (it has since grown to almost 100). IBM qualified, and so did Syntel, even though at the time it was only 0.5% of Big Blue's size.

You don't have to be XL to Excel

Differentiating on Capabilities, not Size 11

Operations Overview Rakesh Khanna Chief Operating Officer

→

→

→

→

→

→

→

You don't have to be XL
to Excel

Growth Themes
Top 2 Accounts
– Decade-long Partnership Extend the Core
– Domain & Solutions Partner in Transformation
– IT and KPO presence
– Adapt to Changes in Market & Technology Nimble and
Flexible
3-30 Accounts
– High Growth Potential Penetrate
– Expand Depth & Breadth of Relationship New Offerings and
Lines of Business
– Customized Solutions Tools, IP, Accelerators
– Build on Performance and Delivery Success
New Accounts
– Market driven investment in domain solutions
– High value delivery capabilities to supplement sales outreach

Services: Driving Value Delivery to Clients

RUN THE BUSINESS CHANGE THE BUSINESS
Future Sustainability
Service Levels
Efficiency
Availability
Continuous Improvement
Total Cost of Ownership
Speed to Market
Scalability
Flexibility
Innovation
Return on Investment

Services: Industry Focused Solutions

RUN THE BUSINESS CHANGE THE BUSINESS
Reconciliation
Trade Processing
Fund Accounting
Treasury & Cash Management
Merchant Reward Management
Reference Data Management
Anti Money Laundering
Know Your Customer
Fraud & Dispute Management
Risk & Compliance
BASEL, Dodd-Frank
Regulatory Reporting
Claims Management
Clinical Data Management
Medical Loss Ratio (MLR)
Rebate Management
Provider Lifecycle Testing
ICD-10 Migration & Testing
Clinical Insights
Wellness & Care Management
360 Customer View
Clinical Integration
Clinical Trial Transformation
Analytics in Clinical Trials

Services: Industry Focused Solutions

RUN THE BUSINESS CHANGE THE BUSINESS
Policy Administration
Claims Administration
Underwriting
Agency Integration
Solvency II Compliance
Insurance Analytics: Customer
Churn, Policy Lapse & Claims
Fraud
Product Implementation
PerformINS – Reporting &
Dashboards
Cloud Reckoner for Insurance
Service Platform
InsurESB – Integration
iEMS – Enterprise Mobility
Point of Sale
Store Systems
Shipment Tracking
Multi-channel Commerce
Merchandising
Reverse Logistics
Supply Chain Management
Warehouse Management
Freight Management
Supplier Collaboration
Lead Time Optimization
Supply Chain Tracking
Adaptive Supply Chain
Networks

Services: Aligned to Client Business Priorities

RUN THE BUSINESS CHANGE THE BUSINESS
Application Management
AMO 2.0 - Managed Services
Testing
Test Accelerator Platform
Business Process Test Repository
Product Based Testing
Operations Management
Middle- and Back-Office
Outsourcing
Banking, Capital Markets,
Insurance and Healthcare
Compliance
Testing and Validation
Regulatory Reporting
Infrastructure Management
Remote Infrastructure Management
Service Operations
MIII: Manage, Migrate,
Modernize
Cloud Computing
Enterprise Mobility
Analytics
Application Modernization
Infrastructure Upgrade
Readiness Assessment
Deployment Private, Hybrid &
Public
Enterprise Data Management
Business Intelligence
Big Data Analytics
Social Media
Enterprise Architecture
Enterprise Systems Implementation
Data Center Modernization

Driving a Culture of Operational Excellence 18 Technology & Domain Skills Innovation and Intellectual Property Program & Project Management Governance

Growth Strategy for North America Nitin Rakesh President, Americas

Disruptive Competitors
New Business Models
Technology led Change
Regulation
Client
Industry
Trends
Experience
Capabilities
Intellectual Assets
Thought Leadership
Opportunity
for Syntel
Tools
Accelerators
Frameworks
Intellectual Property
Skills &
Experience Selling
Solution & Client
Value Selling
Syntel
Solution
Suite
Identify
Target Clients
Dream Accounts
Best Go-To-Market
Go to
Market
Go To Market Strategy: Virtuous Circle

New Account Success

SYNTEL

You don't have to be XL to Excel

New Account Growth 21 Product Alliances Account Qualification Sales + Practice + Engagement Competing on Capabilities, Not Size Alternate Channels Targeted Solutions

Strategy for Accounts 3 – 30

You don’t have
to be XL
to Excel
Clients 3-30 accounted for 54.5% of total revenues in Q3 2013
Competition Landscape
Wallet Share
Industry Trends
Client Initiatives
Opportunity Qualification
Deal Framework
Win/ Loss Analysis
Demand Creation
Relationship Index
Sales & Engagement
Coverage
Referenceability
Customer Profile
Focus Areas
Value Proposition
Proactive Solutions

Top 3-30 % of total
55%
54%
53%
52%
51%
50%
49%
48%
47%
51.1%
49.8%
50.3%
50.1%
51.0%
50.9%
50.5%
50.9%
51.1%
52.9%
54.5%
Q111
Q211
Q311
Q411
Q212
Q312
Q412
Q112
Q113
Q213
Q313

Top 30 YoY Growth
25%
20%
15%
10%
5%
0%
18.1%
9.2%
11.4%
12.6%
17.3%
16.6%
11.7%
10.7%
10.9%
17.4%
21.5%
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313

Account Growth Performance: 3 – 30 23 Balanced Growth Relationship Breadth & Depth Invest in Emerging Industry Leaders for Growth Compete on Performance Improved Revenue Diversity

You don't have to be **XL** to **EXCEL.**

When it comes to choosing a business partner, it's not about **size.**
It's about **capabilities.**

SYNTEL
Consider IT Done®

Application Lifecycle Management ▪ Enterprise Solutions ▪ Knowledge Process Outsourcing ▪ Infrastructure Management ▪ Testing ▪ Analytics ▪ Cloud ▪ Mobility

Banking and Financial Services V.S. Raj SVP and BU Head, Banking and Financial Services

Banking and Financial Services Overview

CARDS & PAYMENTS
Consumer & Merchant Servicing
Fraud Detection
Social Media Integration
Practice Drivers
BANKING
Mobile & Online
Wholesale
Commercial
Healthcare Banking
Auto Finance
CAPITAL MARKETS
Investment Management
Custody
Risk & Compliance
Reporting & Analytics
Product Expertise
Domain Expertise
B & FS University
Centers of Excellence
Tools and Accelerators
Industry-Specific Solutions
REMS
Reconciliation exception
management Tool
SynEX
Exchange Traded Derivatives
Adaptor for Capital Markets
SynOnBoard
Merchant Onboarding Tool
EagleView
Real time view to monitor trades

Syntel’s Client Centric Offerings

Value to Clients
Risk Management
Compliance
Governance
Cost Savings
IT Simplification &
Agility
Operational Efficiency
Multiple Business
Platforms
Increased Market
Share
Solutions
Dodd-Frank Act
Analyzers
Know Your Customer
BASEL Analyzers
Real Time Reporting
Private Cloud
Enablement
Mobility/Payment CoE
Social Media Integration
Campaign Management
Industry Trends
Increased Regulation
Digitization of
Enterprise and
Services
Consumer-centric
Solutions

Customer
Centric
Offerings
Intellectual
Property
Capability
Development
Domain
Expertise
Focus Areas Deepen Relationships, Win New Accounts

Up Skill & Cross Skill
Agile
Multi Skilling
Product Partnerships
Domain Certifications
TALENT MANAGEMENT
Payment:
Cards, Mobility, Wallet
BPM tools:
Enhanced experience
Capital Markets:
Post trade &
Risk Management
CENTERS OF EXCELLENCE
Flexible
Personalized
(Client Partner + Architect + Program
Manager + Sales)
Joint Go-To-Market
CLIENT SERVICING
OGILE™ Methodology
IP solutions & Tools
MIII™

Innovation to Increase Business Value

You don't have to be XL
to Excel

Case Studies: Towards a Digital Enterprise

Next Generation Merchant Portal
Social Media Integration
IP enabled Cloud Transformation
Enable E-wallet at POS
Scaled Agile Development
Domain Expertise
Application Development
Application Maintenance
Testing
Technology Migration
Agile Development
Cloud Solutions
Service Portfolio
Product Expansion across 8 Geographies
32 Sprints, 43 Scrum Teams
Offline processing for an e-Commerce Leader
Acceptance at 8 Million merchants
Migrated 200+ legacy applications to private cloud
Azure Migration Toolkit ..moving . Net applications
e-Coupon solutions — benefits of millions of new transactions
Social commerce enablement — Facebook, Twitter integration
Consistent customer experience through the traditional web, tablet and mobile

Healthcare & Life Sciences Murlidhar Reddy SVP and BU Head, Healthcare and Life Sciences

Healthcare and Life Sciences
Market and Structure Uniquely Aligned to Changing Times
Focus on Patient Lifecycle
Integrated IT+KPO Service
Value Driven GTM
Value Creation Structure

Foundation to Deliver Value
PROVIDERS
PAYERS
LIFE SCIENCES
PRODUCT
Revenue Cycle Management
Clinical Insights
Financial – Clinical integration
Enrollment to Claims Expertise
Consumerism and Exchanges
Data Insights & Intelligence
Clinical Trial Management
Regulatory Services & Quality
Manufacturing & Sales
Product Consulting Services
Product Engineering & Implementation
Accelerators & Customization

Industry Trends
Highlights
–
Government & Consumer Plans:
overheads are higher, mandates
–
B2B B2C:
healthcare companies need a huge mindset change
–
Traditional Products to Innovation:
Change in Service Delivery Models
–
Transaction Administration:
Insight Management & Execution
–
Dilution of Boundaries:
Patient Life Centric
–
State Rule Specific:
Additional rules that can impact customers
–
Unknowns due to Exchanges:
May impact customer portfolio

Value Proposition: Helping Clients Navigate Through Turbulence in
2014 -2016
Focused Investment + Right Customers + Secular
Growth + Shift of Delivery
Overall industry profit
may shift & shrink, in line
with coverage to
government & individual markets

- Digital Strategy
- Constituent Web Services
- HIX Marketplaces
- 360 Degree Member Integration
- CRM Implementations
- Benefit Management Software

SYNTEL

You don't have to be XL to Excel

Market Aligned Solution Offerings

Patient Re-Admission Analytics, HospERA utilities
Leading Care Management Solutions
Experience with Behavior Health Companies
Experience with Large Providers (IDNs, Specialty)
1. Reduce Health Care Costs
Elicit AR – Syntel’s Bolt-on Data Warehousing
Solution for Payers
Revenue Optimization
Big Data Solution for Medical Record Management
4. Syntelovation
2. Consumerism
Enterprise Intelligence, Medical Intelligence
Clinical Analytics
Integrated Health Management
Provenance & Normalization of Provider Data
3. Clinical Initiatives
Accelerators
Experience
Products
Reduce Health Care Costs
Administrative Costs
Wellness focus & Accountable Care
Consumerism
Patient as a Consumer
HealthCare at the tipping point
Clinical Initiatives
Transform Business
Leverage Clinical Data
Innovation
Data  Insight
Technology Innovation – Cloud, CRM

Secular Growth through Market Initiatives

Regulatory
Services
LEAN / Agile
Leadership
Product
Consulting
Market Aligned
Offerings
Team
Investments
Several New Accounts across sub-verticals through Regulatory and Product Expertise
Market Aligned Offerings creating Healthy Pipeline
Spinning the Virtuous Circle
Significant New Account Progress
1
Accelerated Growth of HCLS Accounts
Trusted Partner Status
Accounts 3 to 30
2
Reduction of Operating Expense for customer
Align IT to Business Goals – Provide Speed, Agility to Execute
Value Beyond Cost
Lean Delivery Models Drive Customer Relationships
3

200+ Applications on Legacy Infrastructure
Limited Visibility on Service Levels
High Operating Expense
Multi-year Partnership – Evolved from a vendor to a partner driving topline
Ownership of Critical Application, Infrastructure, Integration Platforms
#1 Strategic Partner for Development, Maintenance & Testing
100% SLA Coverage
Case Study: Value Journey @ Healthcare Provider

The Challenge
Evolve the customer’s application portfolio to a metrics driven optimized delivery model with clearly visible value
The Client
One of the largest U.S. Integrated Delivery Networks
The Solution
“Manage & Modernize” shared services progression roadmap with clear accountability and demonstrated value
The Value
6% YOY productivity gain
on maintenance
Significant new
development projects
$1.5M in LEAN
savings
Strategic initiative savings of more than $11M

Insurance Anil Jain SVP and BU Head, Insurance

Technology
Segment-
wise Focus
Macro
Trends
Services
Insurance Industry Trends

Strategies tuned towards market trends
Focus and Investments in:
Analytics
Cloud
Social Media
Telematics
Big Data
Personal
Customer Retention, Cost reduction
Commercial
Growth
Life, Annuities & Retirement
Portfolio Modernization and Digitalization
From wealth accumulation to wealth
preservation
Investments in modernization:
move towards
Product platforms
Digital Enterprise
Customer self service
Innovative products
Products catering to changing
demographics
Economic Volatility
Regulatory Compliance
Solvency II
Dodd-Frank Act
Federal Insurance Office

Insurance Growth Strategy

Products
Intellectual
Property
Talent
Domain
Build Product Platform Partnerships and
Capabilities
Differentiate with Product Platform-specific
Accelerators
Use Insurance-specific IP as Differentiators
– Business Process Test Repository, Insurance
BI Dashboard, Product Assessment Framework
More Customer Facing Personnel
Improved Coverage Across Accounts
Increased Training and Insurance Certifications
Insurance-focused Technology Offerings

2013 Performance Snapshot

Created Frameworks
and Intellectual Property
Certified 45% of Our
Associates in the
Insurance Domain
21% Year-over-year
Growth
(Q1-Q3 2013 vs. Q1-Q3 2012)
11 of the Top U.S.
Insurers Are Customers
What did we do?
Results
Europe Focus
Servicing Carriers
Across All Business
Categories
Doubled Revenue Share
in the Past 12 Months
(TTM as of 9/30/2013)

Modernize
Migrate
Manage
High growth organization with IT aligned to business growth

MANAGE
MIGRATE
MODERNIZE

Engagement Highlights
Case Study: Thought Leadership @ Commercial
Insurance Co.

Build integration solution across IT
technology stack
Built regulatory unit to document ISO rules,
handle reporting, data requests & calls
Use mobile technologies to simplify business
processes and marketing products
Consolidated multiple legacy policy administration systems from various acquisitions into a single policy platform – Workers
Compensation, Commercial Automobile, General Liability etc.)
Improved productivity; outcomes measured by SLAs
Move to managed services for legacy technology
platforms
Centralized Testing Competency
Center;
Introduced
business process based testing and automation to
improve time to market for product rollouts
Built Operations Center for policy administration
Established Technology/Domain Competency
Center
Enabled business reporting for improved
decision
Syntel is a strategic partner
Focus on adding value, not just TCO
reduction
Full-spectrum service provider
Suite of IT, KPO and Infrastructure offerings

Retail, Logistics and Telecom Raja Ray SVP and BU Head, RLT

Business Unit Overview
15%
OF TOTAL
REVENUE
As of Q3 2013
RETAIL
18+
YEARS WITH
FORTUNE 100
CUSTOMERS
DELIVERY
& QUALITY ASSURANCE
BIG BOX
RETAILER
MUSIC
EQUIPMENT
DEPARTMENT
STORE
APPAREL
RETAILER
AIR
FREIGHT
SHIPPING
REVENUE
SYSTEMS
PRICING
OPERATIONS
SUPPORT
SYSTEMS
MARINE
TRAVEL
12+
YEARS WITH
FORTUNE 100
CUSTOMERS
LOGISTICS
Strategic
Partnershi
p
WITH
FORTUNE 100
TELECOM
PROVIDER
TELECOM
BILLING
50+
SOLUTION
ACCELERATORS
DIGITAL
ENTERPRISE
DOMAIN
NRF CERTIFICATION
LOGISTICS UNIVERSITY

Retail, Logistics & Telecom Industry Trends

Execute Better in
Emerging Markets
Standardization and
Simplification
Data and Information
Access
Customer Centricity,
Any Device
Value to Clients
Private Cloud Migration,
Partner Integration
Solutions Industry Trends
Mainframe Modernization
Legacy Integration
Framework
Shopper Assist, SSW,
Big Data Customer
Association, Sentiment
Analytics
Retiring Legacy Systems
Omni Channel Promise
Focus on Consumers as
Single Source of
Differentiation
(Standardized apps and
infrastructure, partner integration
framework)
(Up to 80% reduction in
infrastructure costs, 20% in SW
Licenses and manage costs)
(30-50% reduction in integration
effort and costs)
(Real-time customer association,
up to 30% increase in sales
conversion)
Industry Rationalization
and Market Consolidation

Strategic Growth Accounts and Initiatives
DIGITAL ENTERPRISE OFFERINGS
Mainframe
Modernization
Transcoder
Engine
Hadoop File
System
Reengineering
Private Cloud
Enablement
Application
Migration and
Modernization
Orchestration/
Provisioning
Customer
Association
Transaction
Matching
Dynamic
Pricing
Analytics
Omni Channel
Integration
Legacy
Integration
Framework
POS and
eCommerce
Testing (BPTR)
Mobility
Shopper
Assist
Store WB
Native to HTML
5
Social
Facebook and
Twitter
Interface
Sentiment
Analytics

Business Focus
Process Focus
Transaction Focus

You don't have to be XL to Excel

Engagement Highlights
Case Study: Global Logistics Firm

Multi Year Transformation
and Renewal Programs
Private Cloud
Ogile™(offshore Agile) and
Managed Services
Skill-based Staff Augmentation
Legacy to Client Server Conversion Projects
Testing in ‘Silos’ – Lack Of Synergy
Service Based Contracts –
Performance Metrics
SOA based Development –
Accelerators
Reusable Business Automation
Components
#1 Preferred Partner
Multi-year track record - No Cost /
Schedule variances
Performance leader – VMO
Scorecard
Mobility, Omni Channel &
Analytics
Private Cloud Migration
Dynamic Pricing System
Cycle Time
Reduction
Time to Market
Shared Risk
Responsibility
Speed
Flex Capacity
T&M
Modernization
Standardization
& Simplification
TCO Reduction

Strategic Offerings Group Chetan Manjarekar VP, Strategic Offerings Group

Strategic Offerings Group
Big Data
Analytics
BPM
Social Media
Integration
ERP
Transformation
Mobility
Content
Management
Enterprise
Architecture
SmartData
Convert2Jasper
SmartXtract
PerformINS
SmartMobi
C360 Customer Hub
Accelerators
& Tools
Alliances with Industry-
Leading Product Vendors
Domain
Expertise
DIFFERENTIATORS
Enterprise Solutions With a Focus on Business Advantage

BI/DW
Analytics
Integration
Services
ERP
Digital
Technologies
Get accurate
business insight
Integrate & manage
the business
Streamline business
processes
Enable the business

Trends, Syntel Solutions & Value Proposition

Syntel Solutions
Insight
Decisions
Responsiveness
Customer
Relations
Competitive
Advantage
Market Share
Value to Clients
Big Data
Analytics
Digital
Enterprise
Application
Modernization
Open Source
Industry Trends
CONTEXT
Reduce Re-Ad
UniqueTouch
C360 Digital
Customer-Hub
BizTrack
InsurESB

Progress on Strategic Initiatives
Building a Strong Presence
Leveraging Success
Future Opportunities
Data
Management
Domain &
Technology
Delivery
Excellence
Customer
centricity
Syntel IP
Replicate Success Lessons Learned
Enrich IP
Partnerships
Digital
Enterprise
Big Data &
Analytics
Biz Process
Management
Data
Solutions
Open
Source
Modernization

Value Through Delivery Maturity

You don't have to be XL to Excel

Engagement Highlights
Value Journey @ A Large U.S. Insurance Firm

Big Data projects
Migration to private cloud
Business analytics
Mobile Applications
Remediation of enterprise middleware platform
Legacy modernization
Data warehouse roadmap and implementation
Business Intelligence reporting
Data Management solutions
Critical application integration projects
EDW dimensional data rationalization
Business Rules Management System
implementation
Automatic event tracking for policy and
claims
Innovative solutions
Claims process consolidation and simplification
Data Integration Center of Excellence
Improved Business Processes
Productivity gain, Customer Satisfaction
Faster Insight & Analysis
Improved decisions and response
Richer Customer Engagement
Context-sensitive outreach, Customer Retention
Faster Speed to Market
Introduction of new innovative products
Agile Methodology
Reduction in project costs
Faster Results

You don't have to be XL to EXCEL.

When it comes to choosing a business partner, it's not about **size**.

It's about **capabilities**.

SYNTEL
Consider IT Done®

www.syntelinc.com

Application Lifecycle Management • Enterprise Solutions • Knowledge Process Outsourcing • Infrastructure Management • Testing • Analytics • Cloud • Mobility